SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

EAGLE POINT CREDIT COMPANY INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EAGLE POINT CREDIT COMPANY INC.

20 Horseneck Lane
Greenwich, CT 06830

April 15, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Eagle Point Credit Company Inc. (the “Company”) to be held on May 20, 2015 at 2:00 P.M., Eastern Time, at 20 Horseneck Lane, Greenwich, CT 06830.

The Notice of the Annual Meeting of Stockholders (the “Meeting”) and Proxy Statement accompanying this letter describe the business to be conducted at the Meeting. At the Meeting, holders of the Company’s outstanding common shares will be asked to elect two (2) Directors of the Company.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person, please complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone (if telephone voting is specified on your proxy card), or vote via the Internet (if Internet voting is specified on your proxy card). Your vote is important.

Sincerely yours,

Thomas P. Majewski
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2015

The Proxy Statement and the Annual Report to Stockholders for the fiscal year ended December 31, 2014 are also available at www.eaglepointcreditcompany.com.

In addition, copies of the Fund’s most recent annual and semi-annual report, including financial statements, have previously been mailed to Stockholders. The Fund will furnish to any Stockholder upon request, without charge, an additional copy of the Fund’s most recent annual report and semi-annual report to Stockholders. Annual reports and semi-annual reports to Stockholders may be obtained by calling (844) 810-6501 or by visiting the Company’s website at www.eaglepointcreditcompany.com.

The following information applicable to the Meeting may be found in the Proxy Statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting in person.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2015

EAGLE POINT CREDIT COMPANY INC.

20 Horseneck Lane
Greenwich, CT 06830

To the Stockholders of Eagle Point Credit Company Inc. (the “Company”):

Notice is hereby given that an Annual Meeting of Stockholders of the Company (the “Meeting”) will be held at the offices of the Company at 20 Horseneck Lane, Greenwich, CT 06830, on Wednesday, May 20, 2015, with the Meeting to be held at 2:00 P.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect two (2) Directors of the Company, Mr. Scott W. Appleby and Mr. Jeffrey L. Weiss, each to hold office for the term indicated or until his successor shall have been elected and qualified; and
2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors of the Company has fixed the close of business on March 31, 2015 as the record date for the determination of Stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

By order of the Board of Directors of the Company

Kenneth P. Onorio
Secretary

Greenwich, CT
April 15, 2015

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States, or vote by telephone or via the Internet (if such voting methods are specified on your proxy card). Please mark and mail your proxy, or vote by telephone or via the Internet (if such voting methods are specified on your proxy card), promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled. If you have any questions regarding the proxy materials please call (844) 810-6501.

EAGLE POINT CREDIT COMPANY INC

20 Horseneck Lane
Greenwich, CT 06830

PROXY STATEMENT

April 15, 2015

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2015

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (each, a “Director” and collectively, the “Board”) of the stockholders (the “Stockholders”) of Eagle Point Credit Company Inc. (the “Company”, “ECC”, “we”, “us” or “our”) of proxies to be voted at the 2015 Annual Meeting of Stockholders (the “Meeting”) and any adjournment(s) or postponement(s) thereof. The Meeting will be held at our offices, which are located at 20 Horseneck Lane, Greenwich, CT 06830, on Wednesday, May 20, 2015 at 2:00 P.M., Eastern Time. The Notice of Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy card are first being sent to Stockholders on or about April 15, 2015. A copy of the Company’s Annual Report for the fiscal year ended December 31, 2014 was previously transmitted to the Stockholders and is also available to Stockholders, without charge, upon request by calling (844) 810-6501 or by visiting the Company’s website at www.eaglepointcreditcompany.com.

The Board of the Company has fixed the close of business on March 31, 2015 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of, and to vote at, the Meeting. The Meeting is scheduled as a meeting of all Stockholders of the Company. As of the Record Date, 13,811,358 shares of the Company’s common stock (“Common Shares”), par value $0.01 per share, were issued and outstanding, and the Company had not issued any shares of preferred stock.

Stockholders of record may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card (if Internet voting is specified on your proxy card), by telephone using the toll-free number listed on the proxy card (if telephone voting is specified on your proxy card), or in person by attending the Meeting. Common Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and return the enclosed proxy and no vote is indicated, your proxy will be voted FOR the election of all nominees.

At any time before it has been voted, your proxy may be revoked in one of the following ways: (1) by timely delivering a signed, written letter of revocation to the Secretary of the Company at 20 Horseneck Lane, Greenwich, CT 06830, (2) by properly executing and timely submitting a later-dated proxy vote, or (3) by attending the Meeting and voting in person. Please call (844) 810-6501 for information on how to obtain directions to be able to attend the Meeting and vote in person.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect two (2) Directors of the Company — Mr. Scott W. Appleby and Mr. Jeffrey L. Weiss — with each such Director to serve for a term of three (3) years or until his successor is duly elected and qualified; and
2.	To transact such other business as may properly come before the meeting.

Quorum

A quorum must be present at the Meeting for any business to be conducted. The Company’s bylaws provide that the presence at the Meeting, in person or by proxy, of the holders of a majority of the Company’s capital stock will constitute a quorum, except with respect to any matter that under the Company’s Certificate of Incorporation, applicable statutes or regulatory requirements imposes different requirements. Proxies that reflect abstentions will be treated as Common Shares present for quorum purposes. In addition, “broker non-votes” (i.e., Common Shares held of record by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee has not voted, or has no discretionary power to vote, on a particular matter) will also be treated as Common Shares present for quorum purposes.

If a quorum is not present at the Meeting, the holders of a majority of the votes entitled to be cast by the Stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the Meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote at the meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

The Stockholders of the Company on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Stockholders of the Company, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Directors. The election of a Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Therefore, a plurality of the votes cast at the Meeting must be “FOR” the election of Mr. Scott W. Appleby and Mr. Jeffrey L. Weiss for each of them to be re-elected as a Director of the Company. If you vote “Withhold” with respect to a nominee, your Common Shares will not be voted with respect to the person indicated. Such abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election. Votes cast by proxy or in person at the Meeting will be counted by the Company’s proxy tabulation firm.

Additional Information

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company intends to use the services of Broadridge Financial Solutions, Inc., a leading provider of investor communications solutions, to aid in the distribution and collection of proxy votes. The Company expects to pay market rates for such services. We have requested that brokers, nominees, fiduciaries and other persons holding Common Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing. In addition, proxies may be solicited in person and/or by telephone, mail or facsimile transmission by Directors or officers of the Company, officers or employees of Eagle Point Credit Management LLC, our investment adviser (“Eagle Point” or the “Adviser”), Eagle Point Administration LLC, our administrator (“Eagle Point Administration” or the “Administrator”), and/or by a retained solicitor. No additional compensation will be paid to such Directors, officers or regular employees for such services. If the Company retains a solicitor, the Company has estimated that it would pay approximately $10,000 for such services. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and urged to vote. The solicitor will not attempt to influence how you vote your shares, but only ask that you take the time to cast a vote. You may also be asked if you would like to vote over the telephone and to have your vote transmitted to our proxy tabulation firm.

The principal business address of both our Adviser and our Administrator is 20 Horseneck Lane, Greenwich, CT 06830.

As of the date of this Proxy Statement, the Company’s officers and the Adviser know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

PROPOSAL: ELECTION OF DIRECTORS

The Company’s Board is currently composed of six (6) Directors, four (4) of whom are not “interested persons” of the Company (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Directors”). The Board is divided into three classes with the term of office of one class expiring each year. Classes I, II, and III are each comprised of two (2) Directors.

The Company’s Nominating Committee has recommended Mr. Scott W. Appleby and Mr. Jeffrey L. Weiss (the “nominees”) for re-election as Class I Directors by Stockholders of the Company. Accordingly, at the Meeting, the Stockholders are being asked to re-elect Mr. Scott W. Appleby and Mr. Jeffrey L. Weiss as Class I Directors of the Company, to serve for a three-year term until the 2018 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified.

Messrs. Appleby and Weiss are currently serving as Class I Directors of the Company and have agreed to continue to serve as Class I Directors, if re-elected. If Messrs. Appleby and Weiss are not available for re-election at the time of the Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Company’s Nominating Committee may select. The Board has no reason to believe that Messrs. Appleby and Weiss will be unable or unwilling to serve.

A Stockholder can vote for, or withhold from voting with respect to, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each nominee.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL
FOR THE RE-ELECTION OF EACH NOMINEE.

Information About the Board

The business of the Company is managed under the direction of the Board. Subject to the provisions of the Company’s Certificate of Incorporation, its bylaws and applicable state law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Company’s officers. The Board is divided into three classes, with the term of office of one class expiring each year.

Class I Directors.  Messrs. Appleby and Weiss are currently serving as Class I Directors. Messrs. Appleby and Weiss were elected to serve as Directors on May 1, 2014 pursuant to a written resolution of the sole shareholder of the Company with an initial term expiring at the 2015 Annual Meeting of Stockholders. Messrs. Appleby and Weiss will continue to serve as Class I Directors if re-elected at the Meeting.

Class II Directors.  Mr. James R. Matthews and Mr. Paul E. Tramontano are currently serving as Class II Directors. Messrs. Matthews and Tramontano were elected to serve as Directors on May 1, 2014 pursuant to a written resolution of the sole shareholder of the Company at that time with an initial term expiring at the 2016 Annual Meeting of Stockholders.

Class III Directors.  Mr. Thomas P. Majewski and Mr. Kevin F. McDonald are currently serving as Class III Directors. Messrs. Majewski and McDonald were elected to serve as Directors on May 1, 2014 pursuant to a written resolution of the sole shareholder of the Company with an initial term expiring at the 2017 Annual Meeting of Stockholders.

Board Leadership Structure.  Currently, and assuming the nominees are re-elected as proposed, the Board of the Company consists and will continue to consist of six (6) Directors, four (4) of whom are Independent Directors and two (2) of whom are “interested persons” as defined in the 1940 Act.

The Board has appointed Mr. Matthews as Chairperson. The Chairperson presides at meetings of the Directors and may call meetings of the Board and any Board committee whenever he or she deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with our management, officers and attorneys and other Directors generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this prospectus or pursuant to our Certificate of

Incorporation or by-laws, or as assigned by the Board, the designation of a Director as Chairperson does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has designated Mr. Weiss as lead Independent Director. The lead Independent Director generally acts as a liaison between the other Independent Directors and our management, officers and attorneys in between Board meetings. The lead Independent Director may perform such other functions as may be requested by the Board from time to time. Except for any duties specified pursuant to our Certificate of Incorporation or by-laws, or as assigned by the Board, the designation of a Director as lead Independent Director does not impose on that Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Director, generally.

The Board has established two standing Committees to facilitate oversight of the management of the Company: the Audit Committee and the Nominating Committee. The functions and role of each Committee are described below under “Board Committees and Meetings.” The membership of each Committee consists of all of the Independent Directors, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and the Board believes that the current leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Directors is appropriate and in the best interest of our Stockholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Majewski, Managing Partner of the Adviser, provides the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

Risk Oversight.  As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our Chief Compliance Officer (“CCO”). The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant committee chair or our CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the committee chair confer among themselves, with our CCO, the Adviser, other service providers, external fund counsel and counsel to the Independent Directors (if applicable), to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate committee for review and discussion with management.

Information About the Directors and Nominees

The following table provides information concerning the Directors/Director nominees of the Company.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Company Complex Overseen by Director/ Nominee	Other Directorships Held by Director/Nominee During the Past 5 Years
Class I Director Nominees (Independent Directors)
Scott W. Appleby Age: 50	Class I Director	Since 5/2014	President of Appleby Capital, Inc. since April 2009.	1	0
Jeffrey L. Weiss Age: 53	Class I Director	Since 5/2014	Private Investor since 2012; Global Head of Financial Institutions at Barclays from August 2008 to June 2012.	1	0
Independent Directors
Kevin F. McDonald Age: 48	Class III Director	Since 5/2014	Director of Business Development of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP since 2002; Chief Executive Officer of Taylor Investment Advisors, LP from 2002 to December 2014.	1	0
Paul E. Tramontano Age: 52	Class II Director	Since 5/2014	CEO of Constellation Wealth Advisors LLC since April 2007.	1	0
Interested Directors**
Thomas P. Majewski Age: 40	Class III Director and Chief Executive Officer	Since 5/2014	Managing Partner of Eagle Point since September 2012; Managing Director and U.S. Head of CLOs at RBS Securities Inc. from September 2011 to September 2012; President of AMP Capital Investors (US) Ltd. from August 2010 to September 2011; Partner at AE Capital Advisers (US) LLC from April 2008 to August 2010.	1	0

James R. Matthews Age: 47	Class II Director and Chairperson of the Board	Since 5/2014	Principal of Stone Point since October 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from January 2007 to October 2011.	1	0

*	Unless otherwise indicated, the business address of the persons listed above is c/o Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.

**	Messrs. Majewski and Matthews are “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with Eagle Point Credit Management and its affiliates.

The following table states the dollar range of equity securities of the Company beneficially owned as of the Record Date by each Director and Director nominee of the Company.

Name of Director/Nominee*	Dollar Range of Equity Securities in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director/Nominee in the Family of Investment Companies
Thomas P. Majewski	Over $100,000	Over $100,000
James R. Matthews	None	None
Scott W. Appleby	Over $100,000	Over $100,000
Kevin F. McDonald	$50,001 – $100,000	$50,001 – $100,000
Paul E. Tramontano	Over $100,000	Over $100,000
Jeffrey L. Weiss	Over $100,000	Over $100,000

(1)	Securities are valued as of the Record Date.
(2)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

To the knowledge of the Company, as of the Record Date, Directors and Director nominees who are Independent Directors and their immediate family members did not own securities of an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Company.

Compensation.  As compensation for serving on the Board, each of the Independent Directors receives an annual fee of $75,000. The chairman of the Audit Committee receives an additional annual fee of $12,500 and the chairman of the Nominating Committee receives an additional annual fee of $5,000 for their additional services in these capacities. In addition, each of the Independent Directors receives $1,250 for each in-person Board meeting attended and $500 per each committee meeting attended that is not held in conjunction with a Board meeting, as well as reasonable out-of-pocket expenses incurred in attending the Board and committee meetings.

No compensation is, or is expected to be, paid to Directors who are “interested persons” of the Company, as such term is defined in the 1940 Act.

Directors do not currently receive any pension or retirement benefits from the Company.

The following table provides information concerning the compensation paid to the Directors and nominees for the fiscal year ended December 31, 2014. Each officer and each Director who is a Director, officer, partner, member or employee of the Adviser, or of any entity controlling, controlled by or under common control with the Adviser, including any Director who is an “interested person” of the Company, serves without any compensation from the Company.

Name of Director/Nominees	Aggregate Compensation from the Company to Director/Nominees for the Fiscal Year ended December 31, 2014	Estimated Compensation from the Company to Director/Nominees for the Fiscal Year ending December 31, 2015
Scott W. Appleby	$21,750	$85,000
Kevin F. McDonald	$20,500	$80,000
Paul E. Tramontano	$20,500	$80,000
Jeffrey L. Weiss	$23,625	$92,500

The Company has no employees. The Company’s officers, Mr. Majewski and Mr. Onorio are compensated by the Adviser or one of its affiliates, as applicable.

Director Qualifications.  Although the Board’s Nominating Committee has general criteria that guides its choice of candidates to serve on the Board, there are no specific required qualifications for Board membership. See “— Board Committees and Meetings — Nominating Committee”. The Board believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Directors.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Company, were a significant factor in the determination by the Board that the individual is qualified to serve as a Director of the Company. The following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Directors as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Independent Directors

Scott W. Appleby (Nominee).  Mr. Appleby is the President of Appleby Capital, Inc. and has more than 20 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, he has written on global exchanges, alternative asset managers and financial technology. He was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.

Kevin F. McDonald.  Mr. McDonald is a Principal of Taylor Investment Advisors, LP. Prior to co-founding Taylor Investment Advisors, Mr. McDonald was a director at Larch Lane Advisors LLC, an alternative asset management firm specializing in multi-manager hedge fund portfolios, from 1999 to 2001. From 1994 to 1999, Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities. From 1991 to 1994, Mr. McDonald was an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.). Mr. McDonald began his career at Chemical Bank where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.

Paul E. Tramontano.  Mr. Tramontano is the Co-Chief Executive Officer and a founding member of Constellation Wealth Advisors LLC since 2007. In that role, Mr. Tramontano is instrumental in crafting the strategic direction of the firm, and he serves on both the investment and executive management committees. In addition to his management responsibilities, Mr. Tramontano is directly engaged with the firm’s most important client relationships. Prior to forming Constellation, Mr. Tramontano spent 17 years at Citi Smith Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and also holds a Certified Investment Management Analyst designation.

Jeffrey L. Weiss (Nominee).  Mr. Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. Mr. Weiss is currently a private investor (since 2012). From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From 2005 to 2008, Mr. Weiss served on Lehman’s management committee. From 2007 to 2008, Mr. Weiss was responsible for the financial institutions group businesses. From 2003 to 2007, Mr. Weiss had global responsibility for all new issue origination. From 1999 to 2003, Mr. Weiss was responsible for all global debt capital markets and also served on the investment banking committee. From 1996 to 1999, Mr. Weiss had global responsibility for all new issue risk and also served on the fixed-income executive committee. From 1992 to 1996, Mr. Weiss was responsible for the U.S. fixed-income syndicate business. From 1984 to 1992, Mr. Weiss served as a credit trader focusing on a number of different sectors. Mr. Weiss holds a B.S. in economics from the University of Wisconsin.

Interested Directors

Thomas P. Majewski.  Mr. Majewski is a Managing Partner and founder of Eagle Point Credit Management. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Investment Committee and Board. Mr. Majewski’s experience in the CLO market dates back to the 1990s. Prior to joining Eagle Point Credit Management in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLOs at RBS Securities Inc. (“RBS”) from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLOs at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski has a B.S. in accounting from Binghamton University and has been a Certified Public Accountant (inactive).

James R. Matthews.  Mr. Matthews was appointed to the Board as a representative of Trident V Funds. Mr. Matthews is currently a Principal of Stone Point. Mr. Matthews is a member of the Adviser’s Investment Committee and Board. He joined Stone Point from Evercore Partners, where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors. Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews serves as a Director of Eagle Point Credit Management. He is a director of Frenkel & Company and of the Trident Company portfolio companies Enhanced Capital Partners, LLC and NEBCO Insurance Services, LLC. Mr. Matthews is a former director of Bollinger, Inc., Fidelity Sedgwick Holdings, Inc., Ruesch International Inc. and Headstrong Inc. Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

Board Committees and Meetings

The Board has established two standing Committees to facilitate oversight of the management of the Company: the Audit Committee and the Nominating Committee.

Audit Committee.  All of the members of the Audit Committee are Independent Directors, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee selects and recommends to the full Board the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with the Company’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The Audit Committee is also responsible for establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments, which are considered when the Board reviews the value of the Company’s investments. Mr. Weiss currently serves as Chairperson of the Audit Committee. The Audit Committee’s charter is enclosed with this Proxy Statement as Appendix A.

Nominating Committee.  The Nominating Committee is comprised of all of the Independent Directors. The Nominating Committee periodically reviews the Board’s committee structure, conducts an annual self-assessment and makes the final selection and nomination of candidates to serve as Independent Directors. The Interested Directors and the officers are nominated and selected by the Board. Mr. Appleby serves as Chairperson of the Nominating Committee.

In reviewing a potential nominee and in evaluating the re-nomination of current Independent Directors, the Nominating Committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Company and the responsibilities of a director of an investment company; (4) a commitment to regularly attend and participate in meetings of the Board and its committees; (5) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an Independent Director. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Director continues, in the opinion of the Nominating Committee, to satisfy these criteria, we anticipate that the Nominating Committee would favor the re-nomination of an existing Independent Director rather than a new candidate. Consequently, while the Nominating Committee will consider nominees recommended by stockholders to serve as Independent Directors, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or a committee.

Each member of the Company’s Nominating Committee is “independent,” as independence for nominating committee members for a registered closed-end investment company is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Company are listed.

Consideration of Candidates Recommended by Stockholders.  The Nominating Committee of the Company will review and consider nominees recommended by Stockholders to serve as Independent Directors, provided that the recommending Stockholder follows the procedures for Stockholders to submit nominee candidates as set forth in the Company’s bylaws and Nominating Committee Charter, and summarized here.

Any Stockholder recommendation for Independent Director must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act, to be considered by the Nominating Committee. The Nominating Committee may, if it deems appropriate, establish additional procedures to be followed by Stockholders in submitting recommendations for Board candidates. In evaluating a nominee recommended by a Stockholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the Stockholder in submitting that nomination and whether such objectives are consistent with the interests of all Stockholders. If the Nominating Committee or the Board determines not to include such candidate among the Board’s designated nominees and the Stockholder has satisfied the requirements of Rule 14a-8, the Stockholder’s candidate will be treated as a nominee of the Stockholder who originally nominated the candidate.

A Stockholder who is entitled to vote at the applicable annual meeting and who has complied with the advance notice procedures of the Company’s Bylaws may submit nominations for Independent Director pursuant to timely notice in writing to the Secretary of the Company. To be timely, the Stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at the principal executive offices of the Company addressed to the attention of the Secretary of the Company not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary of the Company not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such Stockholder’s notice to the Secretary of the Company shall set forth (i) as to each person whom the Stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Company that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class and number of shares of capital stock of the Company that are beneficially owned by the Stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein. An officer of the Company presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

The foregoing description of the requirements is only a summary. Please refer to the Company’s bylaws and Nominating Committee Charter, which is enclosed with this Proxy Statement as Appendix B, for additional details.

Meetings.  The Board meets regularly four (4) times each year to discuss and consider matters concerning the Company, and also holds special meetings to address matters arising between regular meetings. The Independent Directors regularly meet outside the presence of management. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. During the fiscal year ended December 31, 2014, the Board held 4 regular meetings and 1 special meeting. The Audit Committee met in separate session 4 times and the Nominating Committee met in separate session 4 times. Each Director attended, in person or via teleconference, all or a portion of each of the regular meetings of the Board and meetings of the committees on which such Director served and that were held during the fiscal year ended December 31, 2014.

The Company’s Directors are not required to attend the Company’s annual stockholder meetings but are encouraged to do so.

ADDITIONAL INFORMATION

Stockholder Communications with the Board

Stockholders may communicate with the Directors as a group or individually. Any such communication should be sent to the Board or an individual Director c/o the Secretary of the Company at the following address: 20 Horseneck Lane, Greenwich, CT 06830. The Secretary may determine not to forward any letter to Directors that does not relate to the business of the Company.

Stockholder communications must (1) be in writing and be signed by the Stockholder and (2) identify the class and number of Common Shares held by the Stockholder. The Secretary of the Company or his designee is responsible for reviewing properly submitted Stockholder communications. The Secretary shall either (1) provide a copy of each properly submitted Stockholder communication to the Board at its next regularly scheduled Board meeting or (2) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Director(s) promptly after receipt. The Secretary may, in good faith, determine that a Stockholder communication should not be provided to the Board because it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board, officers, Stockholders or other matters relating to an investment in the Company or is otherwise routine or ministerial in nature. To the extent the Company wishes to exclude a proposal, potential exclusion will be analyzed based upon both the procedural and substantive bases for exclusion set forth in Rule 14a-8 under the Exchange Act.

These procedures do not apply to (1) any communication from an officer or Director of the Company, (2) any communication from an employee or agent of the Company, unless such communication is made solely in such employee’s or agent’s capacity as a Stockholder, or (3) any Stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Company’s Directors are not required to make themselves available to Stockholders for communications, other than by the aforementioned procedures.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of Common Shares of the Company by each person known to us to beneficially own 5% or more of the outstanding Common Shares of the Company.

Beneficial Owner	Number of Common Shares Beneficially Owned(1)	Percentage of Common Shares(2)
Trident V, L.P.(3)	5,033,184	35.72%
Trident V Parallel Fund, L.P.(4)	3,559,726	25.77%
Fitzwilliam Insurance Limited(5)	1,275,278	9.23%
MYCIO Wealth Partners, LLC	710,143	5.14%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of Common Stock or Preferred Stock is based upon Schedule 13G or 13D filings by such persons with the SEC and other information obtained from such persons, if available.
(2)	Based on 13,811,358 Common Shares issued and outstanding as of the Record Date.
(3)	Trident V, L.P. is the sole direct owner of 4,933,184 shares of the Company’s common stock. Trident V, L.P. indirectly holds an ownership interest in the Adviser and, as such, may be deemed a beneficial owner of the 100,000 shares of the Company directly owned by the Adviser due to its pecuniary interest in such shares. Although voting rights with regard to the shares held directly by Trident V, L.P. have been passed through to the ultimate limited partners of Trident V, L.P., Trident Capital V, L.P., as the general partner of Trident V, L.P., could be viewed as having dispositive power over all of the shares of the Company directly owned by Trident V, L.P. In addition, Trident Capital V, L.P. may be deemed to have an indirect pecuniary interest in the shares of the Company directly owned by the Adviser to the extent of Trident Capital V, L.P.’s proportionate interest in the portfolio securities of Trident V, L.P. Trident Capital V, L.P. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein.

(4)	Trident V Parallel Fund, L.P. is the sole direct owner of 3,459,726 shares of the Company’s common stock. Trident V Parallel Fund, L.P. indirectly holds an ownership interest in the Adviser and, as such, may be deemed a beneficial owner of the 100,000 shares of the Company directly owned by the Adviser due to its pecuniary interest in such shares. Although voting rights with regard to the shares held directly by Trident V Parallel Fund, L.P. have been passed through to the ultimate limited partners of Trident V Parallel Fund, L.P., Trident Capital V-PF, L.P., as the general partner of Trident V Parallel Fund, L.P., could be viewed as having dispositive power over all of the shares of the Company directly owned by Trident V Parallel Fund, L.P. In addition, Trident Capital V-PF, L.P. may be deemed to have an indirect pecuniary interest in the shares of the Company directly owned by the Adviser to the extent of Trident Capital V Parallel Fund, L.P.’s proportionate interest in the portfolio securities of Trident V-PF, L.P. Trident Capital V-PF, L.P. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein.
(5)	As of the Record Date, Fitzwilliam Insurance Limited beneficially owned 1,275,278 Common Shares. Kenmare Holdings Ltd., as the parent of Fitzwilliam Insurance Limited, and Enstar Group Limited, as the parent of Kenmare Holdings Ltd., may be deemed to beneficially own all of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require directors and officers of the Company, persons who beneficially own more than 10 percent of any class of the Company’s outstanding securities and certain other persons subject to Section 30(h) to file reports of ownership of the Company’s securities and changes in such ownership on Forms 3, 4, and 5 with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all such filings. Based solely upon a review of the reports filed with the SEC as of the Record Date, except as noted below, the Company believes that all Section 16(a) and Section 30(h) filing requirements applicable to the Company were complied with.

The Company is aware that Kenmare Holdings, Ltd., Fitzwilliam Insurance Ltd. and Enstar Group LTD jointly made one late Form 3 filing in connection with the Company’s initial public offering and a late Form 4 filing in respect of two subsequent transactions in the Company’s common stock. In addition, Mr. James D. Carey and Ms. Meryl D. Hartzband, members of the Board of Managers of the Adviser, made their initial Form 3 filings in respect of their zero ownership of shares of the Company’s common stock on March 24, 2015. Further, the Adviser amended its single Form 4 filing to reflect certain of its beneficial owners.

Executive Officers of the Company

The table below provides certain information concerning the executive officers of the Company, who are not also Directors. Officers of the Company hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Company who are principals, officers, members or employees of the Adviser are not compensated by the Company.

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupations(s) During the Past 5 Years
Kenneth P. Onorio(1) Age: 46	Chief Financial Officer, Chief Compliance Officer and Secretary	Since July 2014	Chief Financial Officer and Chief Compliance Officer of the Adviser since July 2014; Executive Director of Private Equity and Hedge Company Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014; Chief Financial Officer of Sailfish Capital, from December 2006 to August 2008.

(1)	The address for each of the Company’s officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830. All of the Company’s officers are officers or employees of the Adviser or affiliated companies. Accordingly, each of the Company’s executive officers is an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act).

Kenneth P. Onorio.  Mr. Onorio is the Company’s Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since July 2014. Mr. Onorio also serves as the Chief Financial Officer, Chief Compliance Officer and Director for Eagle Point Credit Partners LP. Prior to joining Eagle Point in 2014, Mr. Onorio was an Executive Director within Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014. During his tenure at JPMorgan, his responsibilities included managing Hedge Fund and Private Equity Fund Administration. Prior to JPMorgan, Mr. Onorio was the Chief Financial Officer at Sailfish Capital LLC, a multi-strategy credit fund from 2006 to 2008. Mr. Onorio received his BS in accounting from Fordham University and is a Certified Public Accountant (inactive).

Investment Adviser

The Adviser, located at 20 Horseneck Lane, Greenwich, CT 06830, manages the Company’s investments, subject to the supervision of the Board, pursuant to an Investment Advisory Agreement. The Adviser is registered as an investment adviser with the SEC and, as of February 28, 2015, had approximately $837 million of committed assets under management for investment in CLO securities and related investments. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC (“Stone Point”), the investment manager of the Trident V Funds. Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused exclusively on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised six private equity funds with aggregate committed capital of approximately $13 billion. The Trident V Funds are a group of private equity funds managed by Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. In addition, the Senior Investment Team holds an indirect ownership interest in the Adviser. The Adviser is governed by a Board of Managers, which is comprised of Mr. Majewski and certain principals of Stone Point.

Independent Registered Public Accounting Firm

The Audit Committee and the Board unanimously selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Company. KPMG has served as the independent registered public accounting firm of the Company since the Company’s inception. KPMG is located at 345 Park Avenue, New York, NY 10154. The Company is not aware of any direct financial or material indirect financial interest of KPMG in the Company. A representative of KPMG, if requested by any Stockholder, will be present at the Meeting via telephone to respond to appropriate questions from Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Audit Committee Pre-approval Policies and Procedures.  The Company’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm. Under the policies, on an annual basis, the Company’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Company.

In addition, the Company’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser that provides ongoing services to the Company (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Company. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Company), the Audit Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

The Company’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Company or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the Company pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Audit Fees.  The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ending December 31, 2014 were $125,000.

Audit-Related Fees.  The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Company’s financial statements and not reported under paragraph “Audit Fees” above in the fiscal year ending December 31, 2014 was $0.

Tax Fees.  The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal year ended December 31, 2014 was $32,500.

All Other Fees.  The aggregate fees billed for assurance and related services by KPMG in the fiscal year ended December 31, 2014 were $250,000. These fees were in connection with the Company’s initial public offering.

During the fiscal year ended December 31, 2014, all of the independent registered public accountant’s expenses were pre-approved by the Audit Committee, including a $50,000 “de minimis” exception for which pre-approval is not required by Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by KPMG during the fiscal year ended December 31, 2014, for services rendered to the Company and the Company’s Service Affiliates are shown in the table below:

Fiscal Year Ended	Aggregate Non-Audit Fees for Company	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees
December 31, 2014*	$282,500	$0	$282,500

*	The initial fiscal year for ECC, which ended on December 31, 2014, covered only 9 months.

The Company’s Audit Committee has determined that since KPMG did not provide non-audit services to the Company’s Service Affiliates, such lack of services was compatible with maintaining the independence of KPMG as the Company’s principal auditors.

Report of the Audit Committee

The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report dated December 31, 2014 with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In the performance of its oversight function, the Audit Committee has considered and discussed the above described December 31, 2014 audited financial statements with management and with KPMG. The Committee has also discussed with KPMG the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the

Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with KPMG, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from KPMG required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by KPMG to the Company are compatible with maintaining KPMG’s independence, and has discussed with KPMG the independence of the independent registered public accounting firm.

The Audit Committee discussed with KPMG the overall scope and plans for the audit. The Audit Committee met with KPMG to discuss the results of their audit, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this Proxy Statement and in the Audit Committee Charter, the Audit Committee recommended to the Board (and the Board has approved) that the Company’s audited financial statements be included in the Annual Report to Stockholders for the fiscal year ended December 31, 2014 as filed with the SEC.

Stockholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and KPMG. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Company’s independent registered public accounting firm is, in fact, “independent.”

Jeffrey L. Weiss, Chairman of the Audit Committee
Paul E. Tramontano, Member of the Audit Committee
Kevin F. McDonald, Member of the Audit Committee
Scott W. Appleby, Member of the Audit Committee

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

In addition, copies of the Fund’s most recent annual and semi-annual report, including financial statements, have previously been mailed to Stockholders. The Fund will furnish to any Stockholder upon request, without charge, an additional copy of the Fund’s most recent annual report and semi-annual report to Stockholders. Annual reports and semi-annual reports to Stockholders may be obtained by calling (844) 810-6501 or by visiting the Company’s website at www.eaglepointcreditcompany.com.

Single Delivery of Proxy Statement to Shared Address

Please note that only one copy of this Proxy Statement and accompanying documents may be delivered to two or more Stockholders who share an address. We will deliver promptly, upon request, a separate copy of any of these documents to Stockholders at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to us or by calling us at (844) 810-6501. Please direct your written requests to Kenneth Onorio, Secretary, Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, CT 06830.

Stockholder Proposals for the Annual Meeting for the 2015 Fiscal Year

It is currently anticipated that the Company’s next annual meeting of Stockholders after the Meeting addressed in this Proxy Statement will be held in May 2016. Proposals of Stockholders intended to be presented at that annual meeting of the Company must be received by the Company as described below for inclusion in the Company’s proxy statement and proxy cards relating to that meeting. The submission by a Stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Company’s bylaws.

Stockholders submitting any other proposals (including proposals to elect Director nominees) for the Company intended to be presented at the annual meeting for the 2015 fiscal year (i.e., other than those to be included in the Company’s proxy materials) must ensure that such proposals are received by the Company, in good order and complying with all applicable legal requirements and requirements set forth in the Company’s bylaws. The Company’s bylaws provide that any such proposal must be addressed to the attention of the Secretary of the Company and received in writing by the Company not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date the Company’s proxy statement was released to the Stockholders in connection with the previous year’s annual meeting of Stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the Stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. A Stockholder’s notice to the Secretary shall set forth (i) as to each matter the Stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the Stockholder in such business, and (ii) as to the Stockholder giving the notice (a) the name and record address of the Stockholder and (b) the class, series and number of shares of capital stock of the Company which are beneficially owned by the Stockholder.

Assuming the next annual meeting is ultimately scheduled to be within 30 days of the May 20 anniversary of this year’s meeting, such proposals must be received no earlier than December 12, 2015 and no later than January 11, 2016. If a Stockholder who wishes to present a proposal fails to notify the Company within these dates described above, the proxies solicited for the meeting will be voted on the Stockholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Stockholder proposals should be addressed to the attention of the Secretary of the Company, at the address of the principal executive offices of the Company, with a copy to Thomas J. Friedmann, Dechert LLP, 1900 K Street, N.W.,Washington, DC 20006.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF TELEPHONE AND INTERNET VOTING METHODS ARE SPECIFIED ON THE ENCLOSED PROXY CARD, YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED.

April 15, 2015

APPENDIX A

AUDIT COMMITTEE CHARTER

The board of directors (the “Board”) of Eagle Point Credit Company Inc. (together with any successor thereto, the “Company”) has determined that the Audit Committee of the Board (the “Committee”) shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. This Audit Committee Charter (this “Charter”) establishes the governing principles of the Committee.

I.	Purpose

The purpose of the Committee is to serve as an independent and objective party to assist the Board in fulfilling its oversight responsibilities for the Company’s accounting and reporting processes and the audits of its financial statements by overseeing and monitoring:

A.	The quality and integrity of financial reports and other financial information provided by the Company to governmental bodies or the public and the independent audit thereof;
B.	The preparation of the disclosure required by Item 407(d)(3)(i) of Regulation S-K (“Regulation S-K”), promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
C.	The Company’s system of internal controls regarding finance, accounting and regulatory compliance;
D.	The material aspects of the Company’s accounting and financial reporting process generally;
E.	The independence, qualifications and performance of the Company’s independent registered public accounting firm (the “Independent Accountants”), including the lead audit partner;
F.	The compliance by the Company with legal and regulatory requirements;
G.	The performance of the Company’s internal audit function and the Independent Accountants; and
H.	Assist the Board with the determination of the fair value of securities and other assets held by the Company.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II.	Scope

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or prepared in accordance with generally accepted accounting principles (“GAAP”). The responsibility to plan and conduct audits is that of the Independent Accountants. In fulfilling their responsibility, the Independent Accountants are ultimately accountable to the Board and the Committee. The Company’s management has the responsibility to determine that the Company’s financial statements are complete and accurate and prepared in accordance with GAAP. It is also not the duty of the Committee to provide assurance of the Company’s compliance with laws and regulations or compliance with the Company’s Rule 17j-1 Code of Ethics, SOX Code of Ethics and Insider Trading Policy. The primary responsibility for these matters also rests with the Company’s management.

In order to fulfill its oversight responsibility, the Committee must be capable of conducting free and open discussions with management, the Independent Accountants, internal auditors, employees and others regarding the quality of the Company’s financial statements and system of internal controls.

III.	Membership Requirements

The Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom must:

A.	be an independent director in accordance with the requirements of Rule 10A-3 of the Exchange Act applicable to registered investment companies,[1] and free from any material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee;
B.	be “financially literate,” as such qualification is interpreted by the Board; and
C.	have a basic understanding of finance and accounting practices and shall be able to read and understand financial statements. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall meet the requirements of all applicable laws, rules or regulations, in each case, when, as and to the extent applicable to the Company, including the rules of the New York Stock Exchange, LLC (“NYSE”) applicable to closed-end management investment companies. In addition, at least one (1) member of the Committee shall have accounting or related financial management experience, as determined by the Board. Any member of the Committee who satisfies the definition of an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K will be presumed to have accounting or related financial management expertise.

No member of the Committee may serve simultaneously on the audit committees of more than three (3) public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. If such a determination is made by the Board, the Company must disclose such determination on its website, in its annual proxy statement (if any) or in the Company’s annual report on Form N-CSR filed with the Securities and Exchange Commission (the “SEC”).

The members of the Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Committee.

IV.	Meetings and Procedures

The Committee shall meet at least four (4) times each year, or more frequently as circumstances require. The Chairman of the Committee may call a Committee meeting whenever deemed necessary and shall be responsible for meeting with the Independent Accountants at their request to discuss the Company’s interim financial results. The Committee may request any officer or employee of the Company, the Company’s outside counsel or Independent Accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Members of the Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Committee may also be taken without a meeting if all members of the Committee consent thereto in writing. The Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book.

A majority, but not less than two, of the members of the Committee shall be present at any meeting of the Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee.

[1]	Rule 10A-3 requires that an independent director not (other than in his or her capacity as a member of the Committee, the Board, or any other Board committee) (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof or (ii) be an “interested person” of the issuer as defined in section 2(a)(19) of the 1940 Act.

The Committee shall meet separately, and periodically, with management, personnel responsible for the Company’s internal audit function and the representatives of the Independent Accountants, and shall invite such members to its meetings as it deems appropriate, to assist in carrying out its duties and responsibilities. However, the Committee shall meet regularly without such persons present.

V.	Responsibility and Duties

1. General Responsibilities

To carry out its purposes, the responsibilities of the Committee shall be as follows:

(a)	Maintain open communications with the Independent Accountants, internal auditors, executive management and the Board;
(b)	Meet separately, from time to time, with management, the Independent Accountants and the internal auditors (or other personnel responsible for the internal audit function) to discuss matters warranting attention by the Committee;
(c)	Regularly report Committee actions to the Board and make recommendations as the Committee deems appropriate;
(d)	Review the financial results presented in all reports filed with the SEC;
(e)	Review reports issued by regulatory examinations and consider the results of those reviews to determine if any findings could have a material effect on the Company’s financial statements;
(f)	Discuss the Company’s disclosure, oversight of and conformity with the Company’s Rule 17j-1 Code of Ethics, SOX Code of Ethics and Insider Trading Policy, and matters that may have a material effect on the Company’s financial statements, operations, compliance policies and programs;
(g)	Review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board; and
(h)	Take other actions required of the Committee by law, applicable regulations, or as requested by the Board.

In discharging its duties hereunder, the Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Independent Accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall have the authority to select, retain, compensate, oversee and terminate, if necessary, any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

2. Responsibilities Regarding the Engagement of the Independent Accountants

The Committee will:

(a)	Have the sole authority to appoint or replace the Independent Accountants (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the compensation and oversight of the Independent Accountants (including resolution of disagreements between management and the Independent Accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Independent Accountants shall report directly to the Committee.

(b)	Ensure the independence of the Independent Accountants by:
(1)	Having the Independent Accountants deliver to the Committee at least annually a formal written statement delineating all relationships between the Independent Accountants and the Company and addressing at least the matters set forth in the Public Company Accounting Oversight Board’s (“PCAOB”) Rule No. 3526; actively engaging in dialogue with the Independent Accountants about any relationships or services disclosed in such statement that may impact the objectivity and independence of the Independent Accountants.
(2)	Pre-approving all audit services and permitted non-audit services (including fees and terms thereof), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, to be performed for the Company by the Independent Accountants or other registered public accounting firms.[2] The Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.
(3)	Ensuring the regular rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC or the rules of the NYSE, other employees of the Independent Accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and to consider the regular rotation of the Independent Accountants.
(4)	To recommend to the Board policies for the Company’s hiring of employees or former employees of the Independent Accountants who participated in any capacity in the audit of the Company.
(c)	At least annually, obtain and review a report by the Independent Accountants describing: the firm’s internal control procedures; any material issues raised by the most recent internal quality control review, peer review or PCAOB review or inspection of the firm, or by any other inquiry or investigation by governmental or professional authorities, within the preceding five (5) years with respect to one (1) or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the Independent Accountants and the Company to assess the independence and objectivity of the Independent Accountants.
(d)	The Committee shall review and present its conclusions regarding the Independent Accountants’ qualifications, performance (including an evaluation of the lead audit partner) and, if applicable, its conclusions regarding the rotation of the Independent Accountants to the Board at least annually.

[2]	In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Company by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Company’s independent accountants to the Company’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

(e)	The Committee shall review and discuss with the Independent Accountants (1) the Independent Accountants’ responsibilities under GAAP and the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit, (4) any significant risks identified during the Independent Accountants’ risk assessment procedures and (5) when completed, the results, including significant findings, of the annual audit.

3. Responsibilities for Reviewing the Annual External Audit and the Financial Statements

The Committee will:

(a)	Request the Independent Accountants to confirm that they are accountable to the Committee and that they will provide the Committee with timely analyses of significant financial reporting and internal control issues;
(b)	Review with management significant risks and exposures identified by management and management’s steps to minimize them;
(c)	Review the scope of the external audit with the Independent Accountants;
(d)	Review with management and the Independent Accountants, as appropriate:
(1)	The adequacy and effectiveness of the Company’s system of internal controls, including computerized information system controls and security, including any significant deficiencies or material weaknesses in the design or operation of, and any material changes in, the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies, and any fraud, whether or not material, involving management or other employees with a significant role in such internal controls;
(2)	The Company’s critical accounting policies and practices to be used in the audit;
(3)	The Company’s annual audited financial statements (including related notes) and semi-annual financial statements, including the Company’s disclosures under “Management’s Discussion of Fund Performance,” (if the Company chooses to voluntarily include such section in its Form N-CSR) and the form of audit opinion to be issued, before they are made public;
(4)	All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Accountants;
(5)	Material written communications between the Independent Accountants and management, such as any management letter or schedule of unadjusted differences;
(6)	Any audit problems or difficulties, including difficulties encountered by the Independent Accountants during their audit work (such as restrictions on the scope of their activities or their access to information); any significant disagreements between management and the Independent Accountants; management’s response to these problems, difficulties or disagreements; and the Committee’s proposed resolution to any disagreements between the Independent Accountants and management;
(7)	Any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles; any significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including the effects of alternative GAAP methods; and the effect of regulatory and accounting initiatives and off-balance sheet structures on the Company’s financial statements; and

(8)	The Company’s earnings press releases, including the type of information to be included and its presentation and the use of any pro forma or non-GAAP information, before their release to the public, and any financial information and earnings guidance provided to analysts and ratings agencies, including the type of information to be disclosed and the type of presentation to be made; and
(e)	After the completion of the annual audit examination, or as needed throughout the year, discuss such examination with management and the Independent Accountants;
(f)	Review the Company’s annual and semi-annual financial statements and related notes, including any adjustments to such statements recommended by the Independent Accountants;
(g)	Review any significant findings and recommendations made by the Independent Accountants with respect to the Company’s financial policies, procedures and internal accounting controls together with management’s responses thereto;
(h)	Review the qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates;
(i)	Review any significant difficulties or problems with management encountered during the course of the audit;
(j)	Review any other matters about the audit procedures or findings that GAAP requires the auditors to discuss with the Committee;
(k)	Review the form of opinion the Independent Accountants propose to render to the Board and the Committee and stockholders;
(l)	Review the disclosure under “Management’s Discussion of Fund Performance” if the Company chooses to voluntarily include such section in its Form N-CSR;
(m)	Review the Independent Accountants’ disclosure relating to the Company’s internal controls, and disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form N-CSR about any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud, whether or not material, involving management or other employees with a significant role in such internal controls;
(n)	Recommend to the Board whether to include the audited financial statements in the Company’s Form N-CSR; and
(o)	Issue for public disclosure by the Committee the report required by the SEC to be included in the Company’s annual proxy statement.

4. Responsibilities for Reviewing Internal Audit Function

The Committee will:

(a)	Review and approve the functions of the Company’s internal audit function, including its purpose, organization, responsibilities, budget and performance; and review the scope, performance and results of such department’s internal audit plans, including any reports to management and management’s response to those reports; and
(b)	Review and discuss with management and the personnel responsible for the Company’s internal audit function policies and guidelines to govern the process by which management assesses and manages the Company’s risks, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

5. Compliance Oversight Responsibilities

The Committee will:

(a)	Review the Company’s compliance with applicable laws and regulations and review and oversee any policies, procedures and programs designed to promote such compliance;
(b)	Obtain from the Independent Accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;
(c)	Review and discuss with the Independent Accountants any other matters required to be discussed by PCAOB Auditing Standards No. 16, Communications with Audit Committees;
(d)	Administer the procedures set forth in Annex A hereto relating to the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company or the Company’s investment adviser of concerns regarding questionable accounting or auditing matters; and
(e)	Review all potential conflict-of-interest situations arising in respect of the Company’s affairs and involving the Company’s affiliates or employees, including all transactions with related persons.

6. Responsibilities for Assisting in Valuation of the Company’s Assets

(a)	Establish guidelines regarding the valuation of the Company’s portfolio investments;
(b)	Make recommendations to the Board regarding the fair value of the Company’s portfolio investments in accordance with the valuation policies and procedures adopted by the Board, as amended from time to time;
(c)	Review and consider valuation information compiled by the Company’s investment adviser, as well as the fair value recommendations of the Company’s investment adviser, in making valuation recommendations to the Board; and
(d)	Review and consider the fair value recommendations of independent valuation firms, if any, engaged by the Audit Committee or the Board, in making valuation recommendations to the Board.
VI.	Additional Resources

Subject to the approval of the Board, the Committee shall have the right to use reasonable amounts of time of the Independent Accountants, outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities. The Committee shall keep the Company’s Chief Executive Officer advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the Board in advance for any such expenditures.

VII.	Evaluation

The Committee shall conduct an annual review of the Committee’s performance under this Charter and shall present the results of the evaluation to the Board and recommend changes to the Board as needed.

APPENDIX B

NOMINATING COMMITTEE CHARTER

The board of directors (the “Board”) of Eagle Point Credit Company LLC (together with any successor thereto, the “Company”) has determined that the Nominating Committee of the Board (the “Committee”) shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. This Nominating Committee Charter (this “Charter”) establishes the governing principles of the Committee.

I.	PURPOSE OF THE COMMITTEE

The purposes of the Committee shall be to identify and to carry out the responsibilities delegated by the Board relating to the nominations process and procedures for Independent Directors (as defined below) of the Company; select individuals qualified to serve as Independent Directors of the Company and on committees of the Board; to advise the Board with respect to the Board’s composition, procedures and committees; to oversee the evaluation of the Board; and to undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Committee.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of two or more directors, as determined from time to time by the Board, who shall be appointed by the Board. The Nominating Committee shall be comprised solely of Independent Directors. For purposes of this Nominating Committee Charter, “Independent Directors” are directors of the Company who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company; (ii) are “independent” in accordance with the independence requirements of the New York Stock Exchange, LLC as applicable to closed-end management investment companies; and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934, as amended and any other applicable laws, rules and regulations with respect to independence, as determined by the Board, and any additional requirements that the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Each member of the Committee shall hold office until his or her resignation or until otherwise determined by the Board. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than one regular meeting per year. The chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee and may fix the time and place of the Committee’s meetings.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Committee may also be taken without a meeting if all members of the Committee consent thereto in writing.

The Committee may invite any member of the Board who is not a member of the Committee, officers, counsel, representatives of service providers or other persons to attend meetings (or portions thereof) and provide information as the Committee, in its sole discretion, considers appropriate. The Committee may rely on the Company’s investment adviser and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, rule, regulation or listing standard to be exercised by the Committee as a whole.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. Board Candidates and Nominees

The Committee shall have the following duties and responsibilities with respect to Board candidates and nominees:

(a)	To identify, screen, recruit and, if appropriate, interview candidates to fill Independent Directors positions on the Board, including persons suggested by stockholders or others.
(b)	To review the background and qualifications of individuals being considered as Independent Director candidates. Among the qualifications considered in reviewing potential Independent Director nominees and in evaluating the re-nomination of Independent Directors, the Committee shall consider the following attributes and criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Company and the responsibilities of a director of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an Independent Director. The Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities. In evaluating a nominee recommended by a stockholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders.
(c)	To select and approve the Independent Directors nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the bylaws of the Company.
(d)	To review the suitability for continued service as a director of each Independent Director when his or her term expires and when he or she has a change in status, including but not limited to an employment change, and to recommend whether or not such Independent Director should be re-nominated.
(e)	To consider nominees recommended by stockholders to serve as Independent Directors; however, the Committee may only act upon such recommendations if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Director is in the Company’s best interests. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee shall, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist it in a search for a qualified candidate.
(f)	Any stockholder recommendation for Independent Director must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act, to be considered by the Committee. The Committee may, if it deems appropriate, establish additional procedures to be followed by stockholders in submitting recommendations for Board candidates. In evaluating a nominee recommended by a stockholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the Committee or the Board determines not to include such candidate among the Board’s designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate.

B. Board Composition and Procedures

The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

(a)	To review annually the composition of the Board as a whole and to recommend, as necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity for the Board as a whole and contains at least the minimum number of Independent Directors required by any applicable laws, rules, regulations and listing standards, as determined by the Board.
(b)	To review periodically the size of the Board and to recommend to the Board any appropriate changes.
(c)	To review the frequency and structure of Board meetings and to recommend to the Board any appropriate changes.
(d)	To review any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle and to recommend to the Board any appropriate changes.
(e)	To review periodically Independent Director compensation and recommend appropriate changes to the Board.
(f)	To review annually the independence of counsel to the Independent Directors.

C. Board Committees

The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board:

(a)	To review the size and composition of each standing committee of the Board, including the identification of individuals qualified to serve as members of a committee (including the Committee), to recommend to the Board any appropriate changes and to recommend individual directors to fill any vacancy that might occur on a committee (including the Committee).
(b)	To monitor the functioning of the committees of the Board and to recommend to the Board any appropriate changes, including the creation and elimination of committees.
(c)	To review annually committee assignments and the rotation of committee memberships and/or chairpersonships, and to recommend to the Board any appropriate changes.
(d)	To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

E. Evaluation of the Board

The Committee shall be responsible for overseeing the evaluation of the Board. The Committee shall develop, subject to approval by the Board, a process for an annual evaluation of the Board and the committees of the Board, and to oversee the conduct of this annual evaluation.

The Committee shall evaluate the leadership structure of the Board, including the responsibilities of the Board and committee structure and composition, and evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure.

V.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisors as it deems necessary. The Committee shall have authority to retain or terminate search firms to be used to identify director candidates, provided that the fees incurred in the engagement of any search firm are approved by the Board of Directors.

The Company shall provide for appropriate funding by the Company, as determined by the Committee, for payment of (a) compensation to counsel, consultants (including search firms) or advisors engaged by the Committee and (b) ordinary administrative expenses of the Committee in connection with the Committee’s performance of its responsibilities under this Charter.

VI.	EVALUATION

The Committee shall conduct an annual evaluation of the performance of its duties under this Charter and shall present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS' ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS' SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE DEEMED "ROUTINE" IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED "ROUTINE". WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.